Exhibit 32


                     Certification Pursuant to Section 1350,
                           Chapter 63 of Title 18, and
                U.S.C. as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002.


In connection with the Annual Report on Form 10-KSB of Titan Technologies, Inc. (the "Company") for the period ended July 31, 2005, as filed with the Securities and exchange Commission on the date hereof (the "Report"), I, the undersigned, in the capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2005

                                             /s/ Ronald L. Wilder
                                             ---------------------------
                                             Ronald L. Wilder,
                                             President, Chief Executive
                                             and Financial Officer